UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 18, 2017
NEW YORK MORTGAGE TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-32216	47-0934168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Madison Avenue
New York, New York 10016
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (212) 792-0107

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (§230.405 of this chapter) or Rule 12b-2 under the Exchange Act (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 18, 2017, Kevin M. Donlon resigned, effective as of the same date, from his positions as President and as a director of New York Mortgage Trust, Inc. (the “Company”). Mr. Donlon’s resignation is not a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. In connection with his resignation, the Company entered into a Separation Agreement (the “Separation Agreement”) with Mr. Donlon.

Pursuant to the terms of the Separation Agreement, 78,842 of the unvested restricted shares issued to Mr. Donlon pursuant to the Company’s 2010 Stock Incentive Plan will vest immediately, the Company has waived the sale, transfer and lock-up restrictions imposed upon Mr. Donlon and his affiliates pursuant to a lock-up letter dated June 10, 2016, and the parties have agreed that the non-compete described in Section 8(b) of Mr. Donlon’s employment agreement with the Company will expire as of September 18, 2018. The Separation Agreement also contains a general release from Mr. Donlon in favor of the Company.

The foregoing description of the Separation Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference, is not complete and is qualified in its entirety by reference to the terms of the agreement filed in such Exhibit.

Item 7.01.    Regulation FD Disclosure.

On September 19, 2017, the Company issued a press release announcing Mr. Donlon’s resignation. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

The information included in Item 7.01 of this Current Report on Form 8-K and the exhibit related thereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit	Description
10.1	Separation Agreement, dated September 18, 2017, between New York Mortgage Trust, Inc. and Kevin Donlon.
99.1	Press Release dated September 19, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEW YORK MORTGAGE TRUST, INC.
(Registrant)

Date: September 19, 2017	By:	/s/ Steven R. Mumma
Steven R. Mumma
Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
10.1	Separation Agreement, dated September 18, 2017, between New York Mortgage Trust, Inc. and Kevin M. Donlon.
99.1	Press Release dated September 19, 2017.